Exhibit 99.4

PROXY AGREEMENT
(English Translation)

This Proxy Agreement (the “Agreement”) is entered into as of August 18, 2006 between Hangson Limited, a business company organized under the laws of the British Virgin Islands, (“Party A”), and Shaanxi Suoang Biological Science & Technology Co., Ltd., a company with joint stock limited liability organized under the laws of the People’s Republic of China and registered in Xi’an with a registered address at 22F, Suite A, Zhengxin Building, No.5, Gaoxin 1st Road, Xi’an Hi-tech Industries Development Zone, Xi’an, Shaanxi Province, People’s Republic of China 710075, (“Shaanxi Suo’ang”), Mr. Baowen Ren, chairman and shareholder of Party B (“Chairman”), and each of the parties listed on the attached Signature Page for Shareholders (collectively the “Shareholders” or individually the “Shareholder”). In this Agreement, Party A, Party B, the Chairman and the Shareholders are referred to collectively in this Agreement as the “Parties” and each of them is referred to as a “Party”.

RECITALS

A.	Party A is a business company organized under the laws of the British Virgin Islands;

B.
The Chairman and the Shareholders together hold a majority of the outstanding shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd., a company with joint stock limited liability organized under the laws of the PRC (the “Shaanxi Suo’ang”);

C.
The Chairman and each of the Shareholders desire to entrust the Board of Directors of Party A, or any person designated by Party A with their voting rights (with respect to shares held by each such party) without any limitations, at any shareholder meeting of the Shaanxi Suo’ang.

NOW THEREFORE, the parties agree as follows:

1.
The Chairman hereby agrees to irrevocably grants and entrusts Party A, or any of Party A’s designees (“Designee”) for the maximum period permitted by law with all of the Chairman’s voting rights as a shareholder of the Shaanxi Suo’ang. Party A or Designee shall exercise such rights in accordance with and within the limitations of the laws of the PRC and the Articles of Association of Shaanxi Suo’ang, including without limitation, the attendance at and the voting of such shares at the shareholder’s meeting of Shaanxi Suo’ang (or by written consent in lieu of a meeting) in accordance with applicable laws and its Articles of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Shaanxi Suo’ang, and appoint and vote the directors as the authorized representative of the shareholders of Shaanxi Suo’ang.

2.
Each Shareholder hereby agrees irrevocably grants and entrusts Party A, or any of Party A’s designees (“Designee”) for the maximum period permitted by law with all of the Shareholder’s voting rights as a shareholder of the Shaanxi Suo’ang. Party A or Designee shall exercise such rights in accordance with and within the limitations of the laws of the PRC and the Articles of Association of Shaanxi Suo’ang, including without limitation, the attendance at and the voting of such shares at the shareholder’s meeting of Shaanxi Suo’ang (or by written consent in lieu of a meeting) in accordance with applicable laws and its Articles of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Shaanxi Suo’ang, and appoint and vote the directors as the authorized representative of the shareholders of Shaanxi Suo’ang.

3.
Party A may from time to time establish and amend rules to govern how Party A shall exercise the powers granted to it by the Chairman and the Shareholders herein, including, but not limited to, the number of directors of Party A which shall be required to authorize or take any action and to sign documents evidencing the taking of such action, and Party A shall only take action in accordance with such rules.

4.
All Parties hereby acknowledge that, regardless of any change with the equity interests of Shaanxi Suo’ang, the Chairman and the Shareholders shall appoint the person designated by Party A with the voting rights held by Party A. The Chairman and the Shareholders hereby acknowledge that if Party A withdraws the appointment of the person designated by Party A, the Chairman and the Shareholders will withdraw the appointment and authorization to this person and authorize other persons, in substitution, designated by Party A for exercising shareholder voting rights and other rights of themselves at the shareholder meetings of Shaanxi Suo’ang.

5.
The Chairman and the Shareholders hereby acknowledge that the obligations of the Chairman and the Shareholders under this Agreement are separate, and if one such party shall no longer be a shareholder of the Company, the obligations of the other party shall remain intact.

6.
The Chairman and the Shareholders shall not transfer their equity interests in Shaanxi Suo’ang to any individual or company (other than Party A or the individuals or entities designated by Party A). The Chairman and each of the Shareholders acknowledge that each of them will continue to perform this Agreement even if one or more of such shareholders no longer hold the equity interests of Shaanxi Suo’ang.

7.
This Agreement has been duly executed by the Parties, and, in the case of a party which is not natural person, has been duly authorized by all necessary corporate or other action by such Party and executed and delivered by such Party’s duly authorized representatives as of the date first set forth above and shall be effective simultaneously.

8.
The Chairman and the Shareholders represent and warrant to Party A that they own all of the shares of Shaanxi Suo’ang set forth below their names on the signature page below, free and clear of all liens and encumbrances, and the Chairman and each of the Shareholders have not granted to anyone, other than Party A, a power of attorney or proxy over any of such shares or in the Chairman and the Shareholders’ rights as shareholders of Shaanxi Suo’ang. The Chairman and the Shareholders further represent and warrant that the execution and delivery of this Agreement by the Chairman and by each of the Shareholders will not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to the Chairman and the Shareholders.

9.	The effective term shall be ten (10) years and may be extended by the written agreement among the Parties upon the expiration of this Agreement,

10.
This Agreement may not be terminated without the unanimous consent of both Parties, except that Party A may, by giving thirty (30) days prior written notice to Party B hereto, terminate this Agreement.

11.	Any amendment and/or rescission shall be agreed by the Parties in writing.

12.	The execution, validity, construction and performance of this Agreement shall be governed by the laws of PRC.

13.
This Agreement has been executed in Chinese in duplicate originals; each Party holds one (1) original and each duplicate original shall have the same legal effect. This Agreement may also be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document and with the same legal effect as an original..

14.
Both Parties agree that in case of disputes arising from this Agreement, both Parties shall settle their dispute through mediation, not in a lawsuit brought in Court. If the Parties cannot reach a settlement 45 days after the mediation, the dispute shall be referred to and determined by arbitration in the China International Economic and Trade Arbitration Commission (“CIETAC”) upon the initiation of either Party in accordance with the prevailing arbitration rules of CIETAC. The written decision of the arbitrator shall be binding and conclusive on the Parties hereto and enforceable in any court of competent jurisdiction.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE

IN WITNESS WHEREOF each party hereto have caused this Proxy Agreement to be duly executed by itself or a duly authorized representative on its behalf as of the date first written above.

PARTY A: HANGSON LIMITED

By:	/s/ Baowen Ren
Name:Baowen Ren
Title: President

CHAIRMAN:

/s/ Baowen Ren
Baowen Ren

Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by Baowen Ren: RMB15,150,000 (21.64%)
Address:   No. 9 Zhongxue Alley, Hangtai District,
Hangzhong City, Shaanxi Province,
People’s Republic of China
Tel:     8629-8406 7376
Fax:    8629-8406 7375

[SIGNATURE PAGES CONTINUES ON THE FOLLOWING PAGE]

SIGNATURE PAGE FOR SHAREHOLDERS

SHAREHOLDERS OF SHAANXI SUO’ANG BIOLOGICAL SCIENCE & TECHNOLOGY CO., LTD.:

/s/ Shaanxi Hangzhong Lanchao Garment Group Co., Ltd.
By: Shaanxi Hangzhong Lanchao Garment Group Co., Ltd.
(PRC ID Card No.: 6123002000570)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Shaanxi Hangzhong Lanchao Garment Group Co., Ltd.: RMB16,000,000 (22.86%)

/s/ Baowen Ren
By: Baowen Ren
(PRC ID Card No.: 612301700515001)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Baowen Ren: RMB15,150,000 (21.64%)

/s/ Fuxiu Qu
By: Fuxiu Qu
(PRC ID Card No.: 612301440413042)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Fuxiu Qu: RMB780,000 (1.11%)

/s/ Yuan Lei
By: Yuan Lei
(PRC ID Card No.: 612301600209062)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Yuan Lei: RMB750,000 (1.07%)

/s/ Shanqing Yong
By: Shanqing Yong
(PRC ID Card No.: 612323570512001)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Shanqing Yong: RMB750,000 (1.07%)

/s/ Feng Yang
By: Feng Yang
(PRC ID Card No.: 612321651228003)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
 Feng Yang: RMB7,720,000 (11.03%)

/s/ Wenxia Ren
By: Wenxia Ren
(PRC ID Card No.: 612323640824222)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Wenxia Ren: RMB650,00 (0.93%)

/s/ Yongsheng Yao
By: Yongsheng Yao
(PRC ID Card No.: 612301410820041)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Yongsheng Yao: RMB6,620,000 (9.46%)

/s/ Ling Zheng
By: Ling Zheng
(PRC ID Card No.: 612301197110190520)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Ling Zheng: RMB600,000 (0.86%)

/s/ Li Wang
By: Li Wang
(PRC ID Card No.: 612301196510270429)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Li Wang: RMB550,000 (0.79%)

/s/ Yuejun Yang
By: Yuejun Yang
(PRC ID Card No.: 612321691226023)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Yuejun Yang: RMB450,000 (0.64%)

/s/ Wenjie Zhang
By: Wenjie Zhang
(PRC ID Card No.: 612323730205271)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Wenjie Zhang: RMB11,480,000 (16.40%)

/s/ Leping Yao
By: Leping Yao
(PRC ID Card No.: 612301780220091)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Leping Yao: RMB8,500,000 (12.14%)